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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of earliest event reported:                   August 1, 1997
                                    ----------------------------------------


                          UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-13265                  59-2225346
(State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                    Identification No.)

  1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:           (803) 252-3661
                                                         -----------------------


                                    No Change
         (Former name or former address, if changed since last report.)







This document contains a total of 47 pages and the Exhibit Index is set forth on sequentially numbered page 4.




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the terms of a Merger Agreement dated and executed on July 17, 1997, to be effective as of August 1, 1997 by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Springwood Lake Family Practice Center, P.A., a South Carolina professional corporation ("Springwood"); Springwood Lake Occupational Medicine Center, P.A., a South Carolina professional corporation and wholly-owned subsidiary of Springwood ("SLOMC"); Stephen F. Serbin, M.D. ("Serbin"); Peter J. Stahl, M.D. ("Stahl"); Sharon Silverman, M.D. ("Silverman"); and Woodhill Family Practice Center, a South Carolina general partnership ("Woodhill")[for purposes hereof, Springwood, SLOMC, Serbin, Stahl, Silverman and Woodhill are herein collectively referred to as the "Seller"]; UCI has merged with the Seller and as a result has acquired certain assets (including patient list and goodwill) associated with the three medical practices owned and operated by Seller in Columbia, South Carolina. The consideration for the merger shall be Two Million Two Hundred Seventy-One Thousand Two Hundred Fifty and no/100 ($2,271,250.00) Dollars payable as outlined in section 2.4 of the Merger Agreement, referenced above, which begins on page 6 of this Form 8-K. The consideration paid by UCI in connection with this merger was determined by arms-length negotiations between UCI and the Seller.

The practices operated by the Seller were ones at which medical conditions not involving an immediate threat to life were treated on an outpatient basis. These centers will continue to operate under their same names.

All descriptions of the Merger Agreement noted herein are qualified in their entirety by reference to such documents as Exhibits to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a)    Financial Statements of Business Acquired

              It is impracticable to provide the required financial statements for the businesses acquired at the time this Report on Form 8-K is filed. UCI will file the required financial statements for the Seller under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

         b)    Pro Forma Financial Information

              It is impracticable to provide the required pro forma financial information at the time this Report on Form 8-K is filed. UCI will file the required pro forma financial information under cover of Form 8 as soon as practicable, but not later than 60 days after this Report on Form 8-K is due to be filed.

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         c)    Exhibits

              Exhibit 2.1 - Merger Agreement dated and executed on July 17, 1997, to be effective as of August 1, 1997 by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"), UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly-owned subsidiary of UCI ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Springwood Lake Family Practice Center, P.A., a South Carolina professional corporation ("Springwood"); Springwood Lake Occupational Medicine Center, P.A., a South Carolina professional corporation and wholly-owned subsidiary of Springwood ("SLOMC"); Stephen F. Serbin, M.D. ("Serbin"); Peter J. Stahl, M.D. ("Stahl"); Sharon Silverman, M.D. ("Silverman"); and Woodhill Family Practice Center, a South Carolina general partnership ("Woodhill").

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                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         UCI Medical Affiliates, Inc.
                  (Registrant)

/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer

Date:             August 5, 1997

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                          UCI MEDICAL AFFILIATES, INC.

                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-K


EXHIBIT                                                                    PAGE
NUMBER             DESCRIPTION                                            NUMBER

 2.1      Merger Agreement dated and executed on July 17, 1997,              6
          to be effective as of August 1, 1997 by, between and among UCI Medical Affiliates, Inc., a Delaware corporation
          ("UCI"), UCI Medical Affiliates of South Carolina, Inc., a
          South Carolina corporation and wholly-owned subsidiary of UCI
          ("UCI of SC"); Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Springwood Lake
          Family Practice Center, P.A., a South Carolina professional corporation ("Springwood"); Springwood Lake Occupational
          Medicine Center, P.A., a South Carolina professional corporation and wholly-owned subsidiary of Springwood
          ("SLOMC"); Stephen F. Serbin, M.D. ("Serbin"); Peter J. Stahl,
          M.D. ("Stahl"); Sharon Silverman, M.D. ("Silverman"); and
          Woodhill Family Practice Center, a South Carolina general partnership ("Woodhill").

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